UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 19, 2023

(Date of earliest event reported)

APOGEE ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 0-6365

Minnesota	41-0919654
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

4400 West 78th Street - Suite 520

Minneapolis, Minnesota 55435

(Address of principal executive offices, including zip code)

(952) 835-1874

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.33 1/3 Par Value	APOG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

(e)

Time-Based Restricted Stock Awards.

At meetings of the Compensation Committee (the “Committee”) and the Board of Directors (the “Board”) of Apogee Enterprises, Inc. (the “Company”) held on April 19, 2023, the executive officers listed below (the “Executive Officers”) were awarded shares of time-based restricted stock in the amounts indicated:

Name	Position	Number of Shares of Restricted Stock Awarded	Fully Vested Date
Ty R. Silberhorn	Chief Executive Officer and President	22,490	April 30, 2026
Curtis J. Dobler	Executive Vice President and Chief Human Resources Officer	6,237	April 30, 2026
Brent Jewell	President, Architectural Framing Systems segment	6,642	April 30, 2026
Troy Johnson	President, Architectural Services segment	5,697	April 30, 2026

Such restricted stock awards were made pursuant to the shareholder-approved Apogee Enterprises, Inc. 2019 Stock Incentive Plan, as Amended and Restated (2021) (the “Stock Incentive Plan”), a copy of which is on file with the Securities and Exchange Commission as Exhibit 4.5 to the Company’s Registration Statement on Form S-8 filed on June 25, 2021 and is incorporated herein by reference.

The shares of restricted stock vest in three equal annual installments commencing on April 30, 2024 (such three-year period is referred to herein as the “Restricted Period”). In the event the executive officer’s employment is terminated prior to the end of the Restricted Period by reason of Retirement (as defined in the award agreement) or involuntary termination without Cause (as defined in the award agreement), the Committee has the right to cause the remaining unvested shares to be accelerated as of the date of such Retirement or involuntary termination without Cause. In the event the executive officer’s employment is terminated prior to the end of the Restricted Period by reason of Disability (as defined in the award agreement) or death, the shares of restricted stock will become immediately vested in full.

In the event of both a Change in Control (as defined in the Stock Incentive Plan) during the Restricted Period and the termination of the executive officer’s employment, either simultaneously or subsequently by the Company without Cause or by the executive officer for Good Reason (as defined in the award agreement) during the Restricted Period, the restrictions with respect to all of the shares held by the executive officer at the time of termination shall lapse and the shares shall immediately vest as of the date of such termination of employment.

The restricted stock awards are subject to forfeiture or recoupment in accordance with the Company’s Clawback Policy.

The form of award agreement used in connection with restricted stock awards under the Stock Incentive Plan, including the awards to the Executive Officers listed above, a copy of which is on file with the Securities and Exchange Commission as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on April 26, 2021, is incorporated herein by reference. The foregoing summary of the restricted stock awards is subject to, and qualified in its entirety by, the full text of the form of award agreement incorporated herein by reference.

Performance Awards.

At meetings of the Committee and the Board held on April 19, 2023, the Executive Officers were awarded (i) three-year cash performance awards and (ii) units (“Units”) representing the right to receive shares of common stock of the Company (collectively, the “Performance Awards”). The Performance Awards establish a three-year performance period commencing on February 26, 2023 and ending on February 28, 2026 (the “Performance Period”). The performance metric is return on invested capital. The Performance Awards represent the right to receive (i) a cash payment from the Company and (ii) Units based on the extent the Company achieves the threshold, target and maximum performance level of the performance metric. The dollar amount that may actually become payable, and the number of Units that may actually become issuable, may be between 0% and 200% of the target values specified in the performance award agreement, depending on the extent to which the threshold, target or maximum performance levels of the performance goals are achieved.

Participants will receive a cash payment and Units pursuant to the Performance Awards if the performance metric is achieved at or above the threshold level. The determination of the cash payment and Unit amounts will occur as soon as practicable after the Committee determines whether, and the extent to which, the performance metric has been achieved.

In the event employment is terminated prior to the end of the Performance Period other than by reason of death, Disability or Retirement (as such terms are defined in the award agreement), the Performance Award will be immediately and irrevocably forfeited. In the event employment is terminated prior to the end of the Performance Period by reason of death, Disability or Retirement, the executive officer or the executive officer’s estate, as applicable, will be entitled to receive a pro-rata payment (based on the amount of time elapsed between the beginning of the Performance Period and the date of termination) after the end of the Performance Period based on the level of achievement of the performance metric. In the event the executive officer’s employment is terminated after the Performance Period by reason of death, Disability or Retirement, the executive officer or the executive officer’s estate, as applicable, will be entitled to receive, if not yet paid, the Performance Award.

The Performance Period will end on the date of the Change in Control, and the award will be adjusted by the Committee in its sole discretion. If a Change of Control occurs after the Performance Period, the Company will pay any unpaid amount earned during the performance period.

The Performance Awards are subject to forfeiture or recoupment in accordance with the Company’s Clawback Policy.

The Performance Awards were granted pursuant to the Stock Incentive Plan. The form of award agreement is on file with the Securities and Exchange Commission as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on April 26, 2021, and is incorporated herein by reference. The foregoing summary of the Performance Awards is subject to, and qualified in its entirety by, the full text of the form of award agreement incorporated herein by reference.

Executive Short-Term Incentive Plan.

At meetings of the Committee and Board held on April 19, 2023, the Company issued awards to the Executive Officers pursuant to the Company’s existing form of annual Executive Short-Term Incentive Plan (the “STIP”). The amount earned by a STIP participant (an “Incentive Award”) will be based on performance against performance metrics, and will be assessed, in the sole discretion of the Committee, based on metrics and weightings that are established at the beginning of each STIP year and communicated to participants. The Committee and Board determined that the metrics for the fiscal 2024 Incentive Awards will be net sales and EBIT, consistent with the fiscal 2023 Incentive Awards.

In order for an Incentive Award to be earned, payable and calculable under the terms and conditions of the STIP, a minimum of threshold performance must be earned on at least one of the applicable metrics. The dollar amount that may actually become payable may be between 0% and 200% of the target values specified in the participant memorandum, depending on the extent to which the threshold, target or maximum performance levels of the performance goals are achieved.

The Incentive Awards are subject to forfeiture or recoupment in accordance with the Company’s Clawback Policy.

A form of memorandum setting forth the performance metrics under the STIP and the terms and conditions of the STIP are both on file with the Securities and Exchange Commission as Exhibit 10.3 and Exhibit 10.4, respectively, to the Company’s Current Report on Form 8-K filed on April 26, 2021, and incorporated herein by reference. The foregoing summaries of the memorandum and terms and conditions are subject to, and qualified in their entirety by, the full text of the forms of memorandum and terms and conditions incorporated herein by reference.

Interim Chief Financial Officer Compensation.

At a meeting of the Committee held on April 19, 2023, as compensation for his service as Interim Chief Financial Officer beginning August 1, 2022 and ending April 27, 2023, the Committee awarded Mark R. Augdahl shares of time-based restricted stock with a grant date fair value of $150,000 pursuant to the Stock Incentive Plan. In addition, Mr. Augdahl was awarded a cash bonus in the amount of $250,000, to be paid on the first practical pay date following the award. Instead of the executive compensation program, Mr. Augdahl continues to participate in the Apogee Annual Incentive Plan (“AIP”) and the Leadership Equity Program (“LEP”) based on his role as Vice President, Finance - a role that he will continue after his tenure as Interim Chief Financial Officer ends. In addition to the awards described above, Mr. Augdahl was granted a time-based restricted stock award for 1,334 shares under the LEP. Mr. Augdahl was also issued an award under the AIP (“AIP Incentive Award”) for fiscal 2024. The amount earned by Mr. Augdahl under the fiscal 2024 AIP Incentive Award will be based on performance against performance metrics and achievement of individual goals, and will be assessed, based on metrics and weightings that are established at the beginning of fiscal 2024 and are communicated to him. In order for his AIP Incentive Award to be earned, payable and calculable under the terms and conditions of the AIP, a minimum of threshold performance must be earned on the earnings before interest and taxes (“EBIT”) metric for the Company’s Architectural Glass segment. The dollar amount that may actually become payable may be between 0% and 150% of the target values specified in the participant memorandum, depending on the extent to which the threshold, target or maximum performance levels of the performance goals are achieved.

The shares of restricted stock vest in three equal annual installments commencing on April 30, 2024. In the event of termination or a Change in Control, the treatment of the shares is consistent with the terms described above for the other executive officers’ time-based restricted stock awards.

Mr. Augdahl’s restricted stock award is subject to forfeiture or recoupment in accordance with the Company’s Clawback Policy.

The form of award agreement used in connection with restricted stock awards under the Stock Incentive Plan, a copy of which is on file with the Securities and Exchange Commission as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on April 26, 2021, is incorporated herein by reference. The foregoing summary of the restricted stock award is subject to, and qualified in its entirety by, the full text of the form of award agreement incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Apogee Enterprises, Inc. 2019 Stock Incentive Plan, as Amended and Restated (2021) (incorporated by reference to Exhibit 4.5 to the Company’s Registration Statement on Form S-8 filed on June 25, 2021).

10.2	Form of Restricted Stock Agreement (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on April 26, 2021).

10.3	Form of Performance Award Agreement (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on April 26, 2021).

10.4	Form of Executive Short-Term Incentive Plan Memorandum (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on April 26, 2021).

10.5	Executive Short-Term Incentive Plan Terms and Conditions (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed on April 26, 2021).

104	Cover Page interactive Data file (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOGEE ENTERPRISES, INC.

By:	/s/ Meghan M. Elliott
Meghan M. Elliott
Vice President, General Counsel and Secretary

Date: April 25, 2023